                                                            Exhibit 99

A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Portfolio Balance                                    $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                    28.44%
    (ii)  Class A-1 Notes Balance                               $82,654,904.00
    (iii) Class A-1 Notes Rate                                         5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                    41.29%
    (ii)  Class A-2 Notes Balance                              $120,000,000.00
    (iii) Class A-2 Notes Rate                                           6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                    26.27%
    (ii)  Class A-3 Notes Balance                               $76,343,707.00
    (iii) Class A-3 Notes Rate                                           6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                4.00%
    (ii)  Class B Certificates Balance                          $11,624,943.00
    (iii) Class B Certificates Rate                                      7.05%
(F) Servicing Fee Rate                                                   1.00%
(G) Weighted Average Coupon (WAC)                                        9.53%
(H) Weighted Average Original Maturity (WAOM)                     56.22 months
(I) Weighted Average Remaining Maturity (WAM)                     49.45 months
(J) Number of Receivables                                               24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                     2.00%
    (ii)  Reserve Account Initial Deposit                        $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
                  greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                            2.00%
          (b) Percent of Remaining Pool Balance                          3.25%
          (c) Trigger Percent of Remaining Pool Balance                  6.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Portfolio Balance                                    $220,686,018.45
(B) Total Note and Certificate Pool Factor                           0.7593535
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                $12,717,368.45
    (ii) Class A-1 Notes Pool Factor                                 0.1538610
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                               $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                 1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                 1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                           $11,624,943.00
    (ii) Class B Certificates Pool Factor                            1.0000000
(G) Reserve Account Balance                                      $7,462,356.81
(H) Cumulative Net Losses for All Prior Periods                  $1,841,308.24
(I) Net Loss Ratio for Second Preceding Period                           1.93%
(J) Net Loss Ratio for Preceding Period                                  2.75%
(K) Delinquency Ratio for Second Preceding Period                        0.67%
(L) Delinquency Ratio for Preceding Period                               0.77%
(M) Weighted Average Coupon (WAC)                                        9.51%
(N) Weighted Average Remaining Maturity (WAM)                     43.41 months
(O) Number of Receivables                                               21,602

C. INPUTS FROM THE MAINFRAME
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                  $8,411,812.91
    (ii)  Prepayments in Full                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                  0.00
    (iv) Other Refunds Related to Principal                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                    1,693,244.62
    (ii)  Repurchased Loan Proceeds Related to Interest                   0.00
(C) Weighted Average Coupon (WAC)                                        9.51%
(D) Weighted Average Remaining Maturity (WAM)                     42.59 months
(E) Remaining Number of Receivables                                     21,156
(F) Delinquent Receivables
                                       Dollar Amount         #  Units
                                       -------------         --------
    (i)  30-59 Days Delinquent           4,264,599    2.01%     389      1.84%
    (ii)  60-89 Days Delinquent          1,068,144    0.50%     101      0.48%
    (iii) 90 Days or More Delinquent       496,608    0.23%      47      0.22%
(G) Repossessions
                                       Dollar Amount         #  Units
                                       -------------         ---------
                                           470,790    0.22%      36      0.17%


D. INPUTS DERIVED FROM OTHER SOURCES
(A) Reserve Account Investment Income                               $30,247.87
(B) Aggregate Net Losses before Liquidation Proceeds
         and Recoveries for Collection Period                       258,283.13
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                       0.00
    (ii)  Liquidation Proceeds Related to Interest                        0.00
    (iii) Recoveries on Previously Liquidated Contracts             104,509.19
(D) Aggregate Net Losses for Collection Period                      153,773.94
(E) Actual Number of Days in Interest Period                             27.00


I. COLLECTIONS
Interest:
(A) Interest Collections                                         $1,693,244.62
(B) Liquidation Proceeds Related to Interest                              0.00
(C) Repurchased Loan Proceeds Related to Interest                         0.00
(D) Recoveries from Prior Month Charge Offs                         104,509.19
(E) Investment Earnings from the Reserve Account                     30,247.87
(F) Total Interest Collections                                    1,828,001.68

Principal:
(G) Principal Payments Received                                  $8,411,812.91
(H) Liquidation Proceeds Related to Principal                             0.00
(I) Repurchased Loan Proceeds Related to Principal                        0.00
(J) Other Refunds Related to Principal                                    0.00
(K) Total Principal Collections                                   8,411,812.91

(L) Total Collections                                           $10,239,814.59


II. DISTRIBUTIONS                                                Per $1,000 of
                                                              Original Balance
                                                            -------------------
(A) Total Interest Collections                 $1,828,001.68
(B) Servicing Fee                                $183,905.02              0.63

Interest                                                         Per $1,000 of
(C) Class A-1 Notes Monthly Interest                          Original Balance
                                                              -----------------
    (i)   Class A-1 Notes Monthly Interest Due    $54,867.50        0.66381417
    (ii)  Class A-1 Notes Monthly Interest Paid
               (after reserve fund draw)           54,867.50        0.66381417
                                                 -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall
                   (after reserve fund draw)           $0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due   $635,000.00       5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid
              (after reserve fund draw)           635,000.00       5.291666667
                                                 -----------
    (iii)  Class A-2 Notes Monthly Interest Shortfall
                 (after reserve fund draw)             $0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due   $429,433.35             5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
               (after reserve fund draw)          429,433.35             5.625
                                                ------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall
                   (after reserve fund draw)           $0.00                 0
(F) Class B Certificates Monthly Interest
    (i)  Class B Certificates Monthly Interest Due
                                                  $68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid
                  (after reserve fund draw)        68,296.54             5.875
                                                 -----------
    (iii)  Class B Certificates Monthly Interest Shortfall
                        (after reserve fund draw)      $0.00                 0
(G) Total Note and Certificate Interest Paid
           (after reserve fund draw)           $1,187,597.39
(H) Excess Interest                              $456,499.28

Principal
(I) Total Principal Collections                $8,411,812.91
(J) Draw on Reserve Fund for realized losses      258,283.13
(K) Total Amount Available for Principal
               Distribution                    $8,670,096.04     Per $1,000 of
(L) Class A-1 Notes Monthly Principal                         Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Principal Due 8,670,096.04       104.8951196
    (ii)  Class A-1 Notes Monthly Principal Paid
               (after reserve fund draw)        8,670,096.04       104.8951196
                                                ------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall
                 (after reserve fund draw)              0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due         0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid
                 (after reserve fund draw)              0.00                 0
                                                      -------
    (iii)  Class A-2 Notes Monthly Principal Shortfall
                  (after reserve fund draw)             0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due         0.00                 0
    (ii)  Class A-3 Notes Monthly Principal Paid
                (after reserve fund draw)               0.00                 0
                                                     --------
    (iii)  Class A-3 Notes Monthly Principal Shortfall
                   (after reserve fund draw)            0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due    0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid
                  (after reserve fund draw)             0.00                 0
                                                       ------
    (iii)  Class B Certificates Monthly Principal Shortfall
                  (after reserve fund draw)             0.00                 0
(P) Total Note and Certificate Principal Paid   8,670,096.04
(Q) Total Distributions                         0,041,598.44
(R) Excess Servicing Releases from Reserve
            Account to Servicer                         0.00
(S) Amount of Draw from Reserve Account           258,283.13
(T) Draw from Reserve Account plus
      Total Available Amount                   10,498,097.72


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                              Beginning               End
                                              of Period            of Period
                                           -----------------------------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance          $220,686,018.45    $212,015,922.41
    (ii)  Total Note and Certificate Pool Facto   0.7593535          0.7295208
    (iii)  Class A-1 Notes Balance            12,717,368.45       4,047,272.41
    (iv)   Class A-1 Notes Pool Factor            0.1538610          0.0489659
    (v)    Class A-2 Notes Balance           120,000,000.00     120,000,000.00
    (vi)   Class A-2 Notes Pool Factor            1.0000000          1.0000000
    (vii)  Class A-3 Notes Balance            76,343,707.00      76,343,707.00
    (viii) Class A-3 Notes Pool Factor            1.0000000          1.0000000
    (ix)   Class B Certificates Balance       11,624,943.00      11,624,943.00
    (x)    Class B Certificate Pool Factor        1.0000000          1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                9.51%             9.51%
    (ii)  Weighted Average Remaining Maturity (WAM)  43.41 months   42.59 months
    (iii) Remaining Number of Receivables            21,602             21,156
    (iv)  Portfolio Receivable Balance      $220,686,018.45    $212,015,922.41


IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                            $7,462,356.81
(B) Draw for Realized losses                                        258,283.13
(C) Draw for Servicing Fee                                                0.00
(D) Draw for Class A-1 Notes Interest Amount                              0.00
(E) Draw for Class A-2 Notes Interest Amount                              0.00
(F) Draw for Class A-3 Notes Interest Amount                              0.00
(G) Draw for Class B Certificates Interest Amount                         0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates        258,283.13
(I) Excess Interest                                                 456,499.28
(J) Reserve Account Balance Prior to Release                      7,660,572.96

(K) Reserve Account Required Amount                              12,720,955.34

(L) Final Reserve Account Required Amount                        12,720,955.34

(M) Reserve Account Release to Servicer                                   0.00

(N) Ending Reserve Account Balance                                7,660,572.96


V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
    Collection Period                                              $258,283.13
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                       0.00
    (ii)  Liquidation Proceeds Related to Interest                        0.00
    (iii) Recoveries on Previously Liquidated Contracts             104,509.19
(C) Aggregate Net Losses for Collection Period                      153,773.94
(D) Net Loss Ratio for Collection Period (annualized)                    0.85%
(E) Cumulative Net Losses for all Periods                         1,995,082.18
(F) Delinquent Receivables
                                      Dollar Amount           #  Units
                                     ----------------         --------
    (i)  30-59 Days Delinquent          4,264,599    2.01%       389     1.84%
    (ii)  60-89 Days Delinquent         1,068,144    0.50%       101     0.48%
    (iii) 90 Days or More Delinquent      496,608    0.23%        47     0.22%

(G) Repossessions
                                       Dollar Amount           #  Units
                                      ---------------         ----------
                                          470,790    0.22%        36     0.17%


VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                               1.93%
    (ii) Preceding Collection Period                                     2.75%
    (iii) Current Collection Period                                      0.85%
    (iv) Three Month Average (Avg(i,ii,iii))                             1.84%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                               0.67%
    (ii) Preceding Collection Period                                     0.77%
    (iii) Current Collection Period                                      0.74%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.73%

(C) Loss and Delinquency Trigger Indicator                     Trigger was hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


By:  /s/ Richard E. Grimmer                  By: /s/ James D. Rudolphi
    ------------------------                     ----------------------
Senior Vice President and Controller                  Vice President